UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 1, 2003
                                                         ----------------


                                KCS ENERGY, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


         Delaware                          001-13781             22-2889587
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(State or other jurisdiction of          (Commission          (I.R.S. Employer
         incorporation)                  File Number)        Identification No.)

5555 San Felipe Road, Suite 1200, Houston, TX                        77056
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(Address of principal executive offices)                          (Zip Code)

                                 (713) 877-8006
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               Registrant's telephone number, including area code

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)



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Item 5. Other Events.


     On October 1, 2003, KCS Energy, Inc. issued a press release reporting continued production increases in two significant fields and an increase in its capital expenditure budget for 2003. A copy of the press release is filed as
Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit 99.1 KCS Energy, Inc. Press Release dated October 1, 2003 reporting continued production increases in two significant fields and an increase in its capital expenditure budget for 2003.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     KCS Energy, Inc.




Date: October 2, 2003                            /s/ Frederick Dwyer
                                                     ---------------------------
                                                     Frederick Dwyer
                                                     Vice President, Controller
                                                     and Secretary

                                  EXHIBIT INDEX

Exhibit      Description
--------     ------------

  99.1 KCS Energy, Inc. Press Release dated October 1, 2003 reporting continued production increases in two significant fields and an increase in its capital expenditure budget for 2003.